SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

CONTINENTAL FUELS, INC.
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(Exact Name of Registrant as Specified in Charter)

Nevada	33-33042	22-3161629
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(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

9901 IH 10 West, Suite 800, San Antonio, Texas 78230
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(Address of Principal Executive Offices)

(210) 558-2800
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(Registrant’s Telephone Number, including area code)

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(Former Name or Former Address, if changed since last report)

Section 1. Registrant’s Business Operations

Item 1.01 Entry Into a Material Definitive Agreement

Secured Loans from Sheridan Asset Management LLC

On December 12, 2007 (the Closing Date”), the Registrant, as borrower, closed a Term Loan and Revolving Loan pursuant to the terms and conditions of a Loan Agreement, dated as of December 11, 2007 (the “Loan Agreement”), by and between the
Registrant, its parent company, Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA”),
Timothy Brink (“Brink”) (UPDA and Brink, collectively, the “Guarantors”), and Sheridan Asset Management, LLC, a Delaware
limited liability company (the “Lender”). Pursuant to the terms and conditions of the Loan Agreement, and the ancillary Senior
Secured Promissory Note (the “Term Note”), Senior Secured Revolving Promissory Note (“Revolving Note”), Security
Agreement (the “Security Agreement”) and other related documents (all of which are collectively referred to herein as the “Loan
Documents”), the Registrant agreed to borrow and Sheridan agreed to lend the Term Loan Principal Amount of Five Million,
Five Hundred Thousand Dollars ($5,500,000) cash and the Revolving Loan Commitment Amount of Three Million Dollars
($3,000,000) under the terms and conditions described below. Any capitalized terms in this Item 1.01 that are not defined herein shall have the definition given them under the terms of the Loan Documents.

Terms of the Term Loan

The Term Loan has a three (3) year term with the Term Loan Principal Amount being due and payable by the Registrant over that period in six (6) monthly payments of $100,000, thirty (30) monthly payments of $150,000, and a final payment of $400,000 on the Maturity Date. The Registrant shall pay interest on the unpaid Principal Amount of the Term Loan from the Original Issue
Date until such Principal Amount is paid in full, at the rate of 15% per annum. Interest shall be payable monthly in arrears on each Monthly Payment Date beginning on January 2, 2008, and on the Maturity Date, in cash. In addition to the 15% per annum
Interest, the Registrant shall also pay to the Lender “payment in kind” interest at the rate of 5% per annum, on the Term Loan
Principal Amount outstanding (the “PIK Amount”). The PIK Amount shall be payable on the Maturity Date. The PIK Amount shall be payable, at the Lender’s option, either (1) in cash or (2) in kind with such number of shares of the Registrant’s Common
Stock determined by dividing (x) the PIK Amount accrued and unpaid in cash as of the Maturity Date by (y) 85% of an amount equal to the closing price of the Registrant’s Common Stock on the Original Issue Date. The Term Loan is secured by a lien, more fully described in the Security Agreement, on all the assets of the Registrant and the assets of its subsidiaries, and is further secured by the pledges and other security interests set forth in the Loan Documents.

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Terms of the Revolving Loan

The Revolving Loan shall be funded by Lender at the request of the Registrant as Advances pursuant to the delivery of a
Notice of Borrowing. Subject to the continued satisfaction of the terms and conditions of the Loan Documents, the Lender shall fund up to an aggregate of Three Million Dollars ($3,000,000) (the “Revolving Loan Commitment Amount”). The
Registrant shall execute the Revolving Note in favor of Lender for the Revolving Loan Commitment Amount. Provided no
Event of Default has occurred and is continuing, the Registrant may request an Advance of no less than $500,000 after the first Advance provided by Lender to Registrant on the Closing Date, by delivering a written Notice of Borrowing, together with a completed and executed Borrowing Base Certificate, and such other collateral and back-up documentation as the
Lender may from time to time require. Availability for Advances shall be based upon the Borrowing Base Amount reflected on the Borrowing Base Certificate delivered with a Notice of Borrowing. Provided that the requirements of the
Loan Agreement and any other condition to making Advances are satisfied, Lender will advance monies which, together with the principal amount outstanding under any and all other Advances shall not exceed the Revolving Loan
Commitment Amount. The Registrant shall pay the outstanding Advances under the Loan, together with any accrued and unpaid interest thereon, and any other sums due pursuant to the terms hereof, on demand after the occurrence of an Event of Default or upon the Maturity Date. If any Out-Of-Formula Advance arises or exists under the Loan for any reason whatsoever, including Eligible Accounts Receivable becoming ineligible, Borrower will repay such Out-Of-Formula
Advance immediately. The Registrant shall pay interest on the unpaid Revolving Loan principal amount outstanding, from the Original Issue Date until such principal amount shall be paid in full, at the rate of 20% per annum. Interest shall be computed daily based on a year of 360 days and shall be payable monthly in arrears on the first Business Day of each calendar month beginning on January 2, 2008, and on the Maturity Date, in cash.

If an Event of Default has occurred that results in the eventual acceleration of the Revolving Note, then default interest shall accrue on the unpaid principal amount of all Advances at a rate of 3% per annum from the occurrence of such Event of Default in addition to the interest rate otherwise payable pursuant to that note.

The Registrant shall pay the Lender the following fees: (i) an unused line fee equal to the amount determined for each month equal to (x) the monthly average of the positive difference between the Commitment Amount and the actual outstanding principal amount of all Advances, computed daily, (y) multiplied by 10% and (z) divided by 12, which Unused Line Fee shall be payable on the first Business Day of each calendar month; and (ii) a collateral monitoring fee of $5,000 each calendar quarter payable during the calendar month following the calendar quarter previously monitored.

The Registrant shall have the right to prepay the Advances, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Registrant shall give the Lender at least two Business Days’ prior written notice, of its intent to prepay Advances, and the amount of such prepayment; (ii) the Registrant shall repay the aggregate principal amount of this Note, together with accrued interest thereon through the date of repayment, and (iii) such prepayment shall be in an amount no less than $250,000. In the event there shall be on any Business Day Available Cash in excess of
$1,500,000, the Registrant shall pay the Lender all of such Excess Cash, by wire transfer of immediately available funds on or before the next Business Day, which payment shall be allocated in its entirety by the Lender to the repayment of the then outstanding principal amount under the Revolving Note.

So long as the cumulative amount of cash interest paid under the Revolving Note, including on the date of such termination, shall be not less than $1,000,000 (“Interest Threshold Amount”), the Registrant shall have the right to terminate that note and repay, in cash, all, but not less than all, of the principal amount outstanding under that note, upon not less than ten (10) Business Days written notice to the Lender by paying to the Lender, in immediately available funds, an amount equal to 100% of the then outstanding Principal Amount thereof and all accrued and unpaid cash interest and other amounts, costs, expenses due in respect of the Revolving Note. Notwithstanding the foregoing, if the Registrant has not paid the Interest Threshold Amount, the
Registrant may nonetheless terminate this Note by paying to the Lender the amount provided above, and in addition, by also paying the Lender the difference between the cash interest paid by the Registrant by the Termination Date and the Interest
Threshold Amount.

The Revolving Loan is secured by a lien, more fully described in the Security Agreement, on all the assets of the Registrant and the assets of its subsidiaries, and is further secured by the pledges and other security interests set forth in the Loan Documents.

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General Terms of the Loan Documents

The Loan Documents contain various agreements and covenants that limit and control the Registrant’s use or disposition of the
Collateral or other of its assets, limit its ability to engage in various restructuring and other corporate activities, require that the
Registrant maintain certain insurance and require that the Registrant meet and continue to achieve various operational performance levels during the term of any outstanding loan. Failure to perform on these agreements and covenants could cause an event of default under the terms and conditions of the Loan Documents.

Pursuant to the terms of the Loan Documents, UPDA and Mr. Timothy Brink, the Registrant’s Chief Executive Officer and a
member of the board of directors, agreed to execute and provide guarantees for the repayment of the Principal Amount of the
Term Loan and Revolving Loan and for the completion of the other commitments of the Registrant under the terms of the Loan
Documents.

On the Closing Date, and as part of the agreed terms of the Term Loan and Revolving Loan, the Registrant issued Warrants for the purchase of 8.5 million shares of its common stock to the Lender. The Exercise Price of the Warrants shall be the lowest of (i)
a price equal to 15% less than the average closing bid and ask prices reported on the NASD OTC Bulletin Board for the date of the Warrant, (b) a price equal to 15% less than the overall mean of the average of the closing bid and ask prices reported for each of the thirty trading days immediately preceding the date of the Warrant or (c) $.25 for each Warrant Share. The Warrants expire on December 11, 2012. Beginning on or after January 1, 2009, and upon the receipt of notice from the Lender, the Registrant agreed to use its commercially reasonable best efforts to register various shares of common stock, including those received by the
Lender as a result of any foreclosure on collateral resulting from a default under the terms of the Loan Documents, and those shares underlying the Warrants issued to the Lender. The Registrant’s failure to file such registration statement, or its failure to cause such registration statement to be declared effective by the SEC, each by certain deadlines, could result in the remittance of agreed to cash payments to the Lender and could eventually constitute an event of default by the Registrant under the terms and conditions of the Loan Documents.

The foregoing description of the Loan Documents, and the transactions contemplated thereby, is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text of those agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9 to this Report.

The proceeds of the Term Loan were used to finance a substantial part of the cash portion of the Purchase Price of the Geer
Capital Stock in the stock purchase transaction between the Registrant and the Geer Sellers under the terms and conditions of the
SPA, each as described in greater detail in Item 2.01 of this Report below. The proceeds of the Revolving Loan shall be used by the Registrant for general working capital purposes.

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Section 2. Financial Information

Item 2.01 Completion of Acquisition of Assets

Acquisition of the Capital Stock of Geer Tank Trucks, Inc.

On December 12, 2007 (the “Geer Closing Date”), the Registrant closed a stock purchase transaction (the “Stock Purchase”)
pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of December 11, 2007 (the “SPA”), by and between Charles Randall Geer, Jana Geer Douglas, Donna Osteen Reich, Jerrye Geer Faltyn, Lori Geer Smith (collectively the
“Geer Sellers”) and the Registrant, whereby the Registrant purchased one hundred percent (100%) of the outstanding capital stock of Geer Tank Trucks, Inc. (the “Geer Capital Stock”), a privately held Texas corporation, for an aggregate purchase price of
$5,500,000 (the “Purchase Price”). The Purchase Price was paid by the Registrant in cash.

The Registrant financed a significant portion of the Purchase Price with the proceeds of the Term Loan from Sheridan as described above in Item 1.01 of this Report. The foregoing descriptions of the SPA is not intended to be complete and it is qualified in its entirety by the complete text of that agreement, a copy of which is attached as Exhibit 2.1 to this Report.

As part of the terms of the Stock Purchase, at the closing of the Stock Purchase transaction Messrs. Kamal Abdallah, Christopher
McCauley and Timothy Brink were each appointed to the board of directors of Geer Tank Trucks, Inc. to fill vacancies on that board caused by the resignations of previous board members. Mr. Brink is the Registrant’s Chief Executive Officer and a member of its board of directors, and Messrs. Abdallah and McCauley are each members of the Registrant’s board of directors.

Business of Geer Tank Trucks, Inc.

Geer Tank Truck, Inc. (“Geer”) is a private Texas corporation that was incorporated in 1965 and has been in operation since
1945. The main business operations of Geer are the purchase, transport and sales of oil in the State of Texas. The company operates out of five (5) locations. The company owns two salt water disposal wells and four pipeline terminals with yards located in Jacksboro, Mineral Wells, Graham, Cisco and Bowie, Texas. The company owns and operates approximately twenty (20) tank trucks for transporting oil with capacities of one hundred and eighty (180) bbl, and approximately fifty (50) frac tanks. In addition to oil shipping and trading, Geer provides oil well services such as salt and fresh water removal services and frac tank rentals. On the Geer Closing Date, Geer had approximately twenty-five (25) employees.

On the Geer Closing Date, the Registrant entered into an employment agreement with Ms. Lori Geer Smith. Under the terms of her Employment Agreement, Ms. Smith shall have such title and responsibilities as are determined by the Geer board of directors. Ms. Smith’s Employment Agreement has an initial term of one (1) year and a base salary of $80,000 per year. Ms.
Smith will be provided with a company car, shall be entitled to participate in all employee benefit plans and shall be entitled to three months salary in the event that her employment is terminated without cause. Geer shall also reimburse Ms. Smith for all valid business fuel and telephone expenses.

On the Geer Closing Date, the Registrant also entered into an employment agreement with Mr. Ronnie Smith. Under the terms of his Employment Agreement, Mr. Smith shall have such title and responsibilities as are determined by the Geer board of directors.
Mr. Smith’s Employment Agreement has an initial term of one (1) year and a base salary of $80,000 per year. Mr. Smith will be entitled to a car allowance of up to $800 per month, shall be entitled to participate in all employee benefit plans and shall be entitled to three months salary in the event that his employment is terminated without cause. Geer shall reimburse Mr. Smith for all valid business fuel and telephone expenses.

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The foregoing descriptions of Lori Smith and Ronnie Smiths’ Employment Agreements are not intended to be complete and are qualified in their entirety by the complete text of those agreements, copies of which are attached as Exhibits 10.10 and 10.11 to this Report.

The Registrant intends to operate Geer as a wholly owned subsidiary of the Registrant.

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On December 1, 2007 (the “Effective Date”), the Registrant entered into an employment agreement with Timothy Brink (the
“Brink Employment Agreement”) that has an initial term of three (3) years. Under the Brink Employment Agreement, Mr. Brink will continue to serve as our President and Chief Executive Officer and a member of our board of directors. Mr. Brink will receive a base salary of $180,000 per year and will be entitled to a discretionary bonus of up to $600,000 per year. The amount of Mr. Brink’s bonus will be determined by the board of directors of the Registrant and will be based upon the achievement of certain financial milestones as determined by the board of directors.

Mr. Brink’s employment agreement would be terminated under the terms of that agreement upon the death or disability of Mr.
Brink. If we terminate Mr. Brinks’s employment for “Cause” (as defined in the agreement) or if Mr. Brink terminates his employment voluntarily for any reason before the end of the term, Mr. Brink will be entitled to receive his base salary through the date his employment terminates, plus any pro-rata bonus owed as of that date. If Mr. Brink’s employment is terminated by us without “Cause” then he will be entitled to receive: (i) base salary through the termination date; (ii) a single sum payment equal to $1,000,000; and (iii) reimbursement for the cost of up to the first twelve months of continuing group health plan coverage which Mr. Brink and his covered dependents receive pursuant to COBRA.

On the Effective Date, the Registrant granted Mr. Brink options to purchase ten million (10,000,000) shares of the Registrant’s common stock under the terms and conditions of the Registrant’s 2007 Stock Option/Stock Issuance Plan (the “Brink Options”).
The Brink Options have a term of ten (10) years and an exercise price of $0.33 per share, the closing per share market price for the Registrant’s common stock on the date of grant. The shares of common stock underlying the Brink Options shall be restricted shares on issuance and as such any future sales by Mr. Brink must be pursuant to a then effective registration statement under the
Securities Act of 1933 or be pursuant to a valid exemption from such registration.

The foregoing descriptions of the Brink Employment Agreement is not intended to be complete and it is qualified in its entirety by the complete text of that agreement, a copy of which is attached as Exhibit 10.12 to this Report.

Section 8. Other Information.

On November 29, 2007, the Board of Directors of the Registrant approved and adopted the Continental Fuels, Inc. 2007 Stock
Option/Stock Issuance Plan (the "2007 Plan") and reserved 20,000,000 shares of the Registrant’s common stock for future issuance under the terms of the 2007 Plan. The purpose of the 2007 Plan is to provide a means through which the Registrant and its subsidiaries may attract, retain and compensate the able and talented employees and consultants that the Registrant will need to execute its business plan and bring its products to market. On November 30, 2007, the shareholders of the registrant approved the 2007 Plan.

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As described in Item 5.02 above, on December 1, 2007, the Board of Directors had issued 10,000,000 options to Mr. Timothy
Brink, the Registrant’s CEO and President, under the 2007 Plan. Such options have a term of ten years and have an exercise price of $0.33 per share.

The foregoing descriptions of the 2007 Plan is not intended to be complete and it is qualified in its entirety by the complete text of the 2007 Plan, a copy of which is attached as Exhibit 10.13 to this Report.

Section 9. Financial Statement and Exhibits.

(a) Financial Statements of the Business Acquired

The financial statements responsive to this Item 9(a) shall be filed by an amendment to this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The financial statements responsive to this Item 9(b) shall be filed by an amendment to this Current Report on Form 8-K.

(d) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

2.1

Stock Purchase Agreement, dated as of December 11, 2007 by and between Charles Randall Geer, Jana Geer Douglas, Donna Osteen Reich, Jerrye Geer Faltyn, Lori Geer Smith and Continental Fuels, Inc., a Nevada corporation. #

10.1

Loan Agreement, dated as of December 11, 2007, between Continental Fuels, Inc., Universal Property Development and Acquisition Corporation, a Nevada corporation, Timothy Brink and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.3	Senior Secured Revolving Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.4

Security Agreement, dated as of December 11, 2007, by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), the subsidiaries listed on Schedule A hereto (the “Subsidiaries”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA and the Subsidiaries, collectively, the “Guarantors”) (the Company and the Guarantors are collectively referred to as the “Debtors”), and Sheridan Asset Management LLC, a Delaware limited liability company (“Sheridan” and collectively with each of its endorsees, transferees and assigns, the “Secured Party”), as the holder of the Company’s Secured Term Promissory Note due December 11, 2010 (the “Term Note”) in the original aggregate principal amount of $5,500,000 (the “Term Loan”) and the Company’s Secured Revolving Promissory Note due December 11, 2010 (the “Revolving Note” and collectively with the Term Note, the “Notes”) in the aggregate principal amount of $3,000,000 (the “Revolving Loan” and collectively with the Term Loan, the “Loans”). #

7

10.5

Guaranty Agreement, dated as of December 11, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of Sheridan Asset Management, LLC (the "Lender") relating to that certain Loan Agreement, dated as of the date hereof (the “Loan Agreement”), by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA”), Timothy Brink (“Brink”), a US citizen and resident of the state of Texas, and the Lender as executed by UPDA and Brink in favor of the Lender. #

10.6

Subsidiary Guarantee, dated as of December 11, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC (the “Lender”) to that certain Loan Agreement, dated as of the date hereof, between Continental Fuels, Inc., Universal Property Development and Acquisition Corporation, Timothy Brink and the Lender as executed. #

10.7	Registration Rights Agreement, made and entered into as of December 11, 2007, between Continental Fuels, Inc., a Nevada corporation, and Sheridan Asset Management, LLC. #

10.8

Common Stock Purchase Warrant, with an issue date of December 11, 2007, for the purchase of 5.5 million shares of the Registrant’s common stock issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.9

Common Stock Purchase Warrant, with an issue date of December 11, 2007, for the purchase of 3 million shares of the Registrant’s common stock issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.10	Employment Agreement by and between Geer Tank Truck, Inc., a Texas corporation, and Lori Geer Smith dated as of December 1, 2007. #@

10.11	Employment Agreement by and between Geer Tank Truck, Inc., a Texas corporation, and Ronnie Smith dated as of December 1, 2007. #@

10.12	Employment Agreement made as of December 1, 2007 by and between Continental Fuels, Inc., a Nevada corporation, and Tim Brink, a resident of the State of Texas. #@

10.13	Continental Fuels, Inc. 2007 Stock Option/Stock Issuance Plan. #@

99.1	Press Release dated December 12, 2007. #
_________________
# Filed Herewith.
@ Management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Fuels, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 17, 2007

CONTINENTAL FUELS, INC.

By: /s/	Timothy Brink
Timothy Brink
CEO, President, Treasurer

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Exhibit Index

Exhibit	Description

2.1

Stock Purchase Agreement, dated as of December 11, 2007, by and between Charles Randall Geer, Jana Geer Douglas, Donna Osteen Reich, Jerrye Geer Faltyn, Lori Geer Smith and Continental Fuels, Inc., a Nevada corporation. #

10.1

Loan Agreement, dated as of December 11, 2007, between Continental Fuels, Inc., Universal Property Development and Acquisition Corporation, a Nevada corporation, Timothy Brink and Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.2	Senior Secured Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.3	Senior Secured Revolving Promissory Note of Continental Fuels, Inc., a Nevada corporation, dated December 11, 2007. #

10.4

Security Agreement, dated as of December 11, 2007, by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), the subsidiaries listed on Schedule A hereto (the “Subsidiaries”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA and the Subsidiaries, collectively, the “Guarantors”) (the Company and the Guarantors are collectively referred to as the “Debtors”), and Sheridan Asset Management LLC, a Delaware limited liability company (“Sheridan” and collectively with each of its endorsees, transferees and assigns, the “Secured Party”), as the holder of the Company’s Secured Term Promissory Note due December 11, 2010 (the “Term Note”) in the original aggregate principal amount of $5,500,000 (the “Term Loan”) and the Company’s Secured Revolving Promissory Note due December 11, 2010 (the “Revolving Note” and collectively with the Term Note, the “Notes”) in the aggregate principal amount of $3,000,000 (the “Revolving Loan” and collectively with the Term Loan, the “Loans”). #

10.5

Guaranty Agreement, dated as of December 11, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of Sheridan Asset Management, LLC (the "Lender") relating to that certain Loan Agreement, dated as of the date hereof (the “Loan Agreement”), by and among Continental Fuels, Inc., a Nevada corporation (the “Company”), Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA”), Timothy Brink (“Brink”), a US citizen and resident of the state of Texas, and the Lender as executed by UPDA and Brink in favor of the Lender. #

10.6

Subsidiary Guarantee, dated as of December 11, 2007, made by each of the signatories hereto, in favor of Sheridan Asset Management LLC (the “Lender”) to that certain Loan Agreement, dated as of the date hereof, between Continental Fuels, Inc., Universal Property Development and Acquisition Corporation, Timothy Brink and the Lender as executed. #

10.7	Registration Rights Agreement, made and entered into as of December 11, 2007, between Continental Fuels, Inc., a Nevada corporation, and Sheridan Asset Management, LLC. #

10.8

Common Stock Purchase Warrant, with an issue date of December 11, 2007, for the purchase of 5.5 million shares of the Registrant’s common stock issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10.9

Common Stock Purchase Warrant, with an issue date of December 11, 2007, for the purchase of 3 million shares of the Registrant’s common stock issued to Sheridan Asset Management, LLC, a Delaware limited liability company. #

10

10.10	Employment Agreement by and between Geer Tank Truck, Inc., a Texas corporation, and Lori Geer Smith dated as of December 1, 2007. #@

10.11	Employment Agreement by and between Geer Tank Truck, Inc., a Texas corporation, and Ronnie Smith dated as of December 1, 2007. #@

10.12	Employment Agreement made as of December 1, 2007 by and between Continental Fuels, Inc., a Nevada corporation, and Tim Brink, a resident of the State of Texas. #@

10.13	Continental Fuels, Inc. 2007 Stock Option/Stock Issuance Plan. #@

99.1	Press Release dated December 12, 2007. #
_________________
# Filed Herewith.
@ Management contract or compensatory plan.

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